UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 11, 2022

Bright Health Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 1200, Minneapolis, Minnesota	55437
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On May 17, 2022, Bright Health Group, Inc. (the “Company”) announced that Michael Carson has been hired as the Chief Executive Officer of Bright HealthCare and Jeffrey Cook has been hired as the Chief Executive Officer of NeueHealth, the Company’s personalized care delivery business. The Company also announced that Sam Srivastava notified the Company that he will be leaving the Company effective May 11, 2022. Mr. Srivastava will remain a strategic advisor to the Company until May 31, 2022.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). There were 498,290,700 shares of common stock represented at the Annual Meeting. The stockholders of the Company voted as follows on the following matters at the Annual Meeting:

1.Election of Directors. The four Class I directors standing for election to serve until the 2024 annual meeting of stockholders were elected at the Annual Meeting based upon the following votes:

	FOR	WITHHELD	BROKER NON-VOTE
Naomi Allen	399,911,686	8,401,917	89,977,097
Matthew G. Manders	404,119,427	4,194,176	89,977,097
Adair Newhall	401,002,279	7,311,324	89,977,097
Andres Slavitt	404,310,859	4,002,744	89,977,097

2.Ratification of the appointment of Deloitte & Touche LLP. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022 was ratified based upon the following votes:

FOR	AGAINST	ABSTAIN
488,150,871	6,309,717	3,830,112

3.Non-binding advisory vote on executive compensation. The compensation of the Company’s named executive officers was approved on a non-binding advisory basis based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
397,501,921	10,687,465	124,217	89,977,097

4.Preferred Frequency of Non-Binding Advisory Votes on Executive Compensation. The Company’s stockholders approved, on a non-binding advisory basis, a frequency of every year for the non-binding, advisory vote on executive compensation, based on the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
407,122,479	138,755	129,994	922,375	89,977,097

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HEALTH GROUP, INC.

Date:	May 17, 2022	By:	/s/ Jeff Craig
		Name:	Jeff Craig
		Title:	General Counsel and Corporate Secretary